Retirement Plans	12 Months Ended
Dec. 31, 2014
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Retirement Plans

NOTE 12

Retirement Plans

Defined Contribution Retirement Plans

The Company sponsors defined contribution retirement plans, the principal plan being the Retirement Savings Plan (RSP), a 401(k) savings plan with a profit-sharing component. The RSP is a tax-qualified retirement plan subject to the Employee Retirement Income Security Act of 1974 (ERISA) and covers most employees in the U.S. The total expense for all defined contribution retirement plans globally was $272 million, $281 million and $254 million in 2014, 2013 and 2012, respectively.

Defined Benefit Pension and other postretirement benefit Plans

The Company’s primary defined benefit pension plans that cover certain employees in the U.S. and United Kingdom are closed to new entrants and existing participants do not accrue any additional benefits. Most employees outside the U.S. and United Kingdom are covered by local retirement plans, some of which are funded, while other employees receive payments at the time of retirement or termination under applicable labor laws or agreements. The Company complies with minimum funding requirements in all countries. The Company sponsors unfunded other postretirement benefit plans that provide health care and life insurance to certain retired U.S. employees. The total expense for these plans was $24 million, $59 million and $93 million in 2014, 2013 and 2012, respectively.

The Company recognizes the funded status of its defined benefit pension plans and other postretirement benefit plans, measured as the difference between the fair value of the plan assets and the projected benefit obligation, in the Consolidated Balance Sheets. As of December 31, 2014 and 2013, the funded status related to the defined benefit pension plans and other postretirement benefit plans was underfunded by $767 million and $661 million, respectively, and is recorded in Other liabilities.